UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2014 (June 19, 2014)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On June 13, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”), through Hartman Mitchelldale Business Park, LLC (“Mitchelldale LLC”), an indirect, wholly-owned subsidiary of the Company, acquired a fee simple interest in a 377,752 square foot office/industrial business park located in Houston, Texas and commonly known as Mitchelldale Business Park (the “Mitchelldale Property”).

(a)

Financial Statements of Business Acquired.

Mitchelldale Business Park Property

Report of Independent Registered Public Accounting Firm.

Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013.

Notes to the Statements of Revenues Over Certain Operating Expenses.

(b)

 Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013.

Notes to the Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013.

Unaudited Pro Forma Statement of Operation for the Three Months Ended March 31, 2014.

Notes to the Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Hartman Short Term Income Properties XX, Inc. (the“Company”)

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of Hartman Mitchelldale Business Park, LLC (the “Mitchelldale Property” or “Mitchelldale LLC”) for the year ended December 31, 2013. The Historical Summary is the responsibility of the Mitchelldale Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Mitchelldale Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above present fairly, in all material respects, the revenues over certain operating expenses of the Mitchelldale Property for the year ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

Houston, Texas

August 29, 2014

MITCHELLDALE BUSINESS PARK
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Revenues:
Rental income	$ 488,119	$ 1,957,670
Tenant reimbursements and other	229,109	879,902

Total revenues	$ 717,228	$ 2,837,572

Certain operating expenses:
Operating, maintenance and management	$ 102,402	$ 396,529
Real estate taxes and insurance	144,168	590,713
General and administrative expenses	42,297	177,789

Total certain operating expenses	$ 288,867	$ 1,165,031

Excess of revenues over certain operating expenses	$ 428,361	$ 1,672,541

See accompanying notes to statements of revenues over certain operating expenses.

MITCHELLDALE BUSINESS PARK

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On June 13, 2014, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired an office/industrial  park comprising approximately 377,752 square feet located in Houston, Texas, commonly known as Mitchelldale Business Park (the “Mitchelldale Property”), through Hartman Mitchelldale Business Park, LLC (“Mitchelldale LLC”), an indirect, wholly-owned subsidiary of the Company.  Mitchelldale LLC acquired the Mitchelldale Property from AFS NW Business Park, L.P., an unrelated third party seller, for a purchase price of $19,175,000, exclusive of closing costs.

The Mitchelldale Property was constructed in 1977.  The Mitchelldale Property is approximately 89% occupied by 69 tenants as of June 13, 2014.  There is no current tenant who occupies 10% or more of the property.  The largest single tenant occupies approximately 5.6% of the property.  The top ten tenants occupy approximately 35.6% of the property and comprise approximately 38.4% of current annual base rent.  Major tenants include GC Services, Medical Transportation Management, Craven Carpet, Crusader Gun Company, A Better Tripp Moving and Storage, Sidmar Corporation, and LOYC Investments.

Mitchelldale LLC financed the payment of the purchase price for the Mitchelldale Property with (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $12,725,000.

2.  BASIS OF PRESENTATION

The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Mitchelldale Property’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the three months ended March 31, 2014 and the year ended December 31, 2013 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  The Mitchelldale Property is owned by Hartman Mitchelldale Business Park, LLC.  For the period from June 13, 2014, the date the Mitchelldale Property was acquired, to June 30, 2014, Mitchelldale LLC has been reported as a consolidated subsidiary of the Company.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue

Leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  Certain leases provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases.  Rental income is recognized on a straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursements and other revenues in the period the related costs are incurred.

MITCHELLDALE BUSINESS PARK

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Mitchelldale Property.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for the tenant occupying the Mitchelldale Property was 3.7 years as of December 31, 2013.  Minimum rents to be received from the tenant under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2013 were as follows:

Years ending December 31,	Minimum Future Rents
2014	$1,904,581
2015	1,458,839
2016	1,005,981
2017	602,616
2018	384,661
Thereafter	48,613
Total	$5,405,291

None of tenants comprised 10% or more of annualized base rental income of the Property as of December 31, 2013.

5.  COMMITMENTS AND CONTINGENCIES

Litigation

Mitchelldale LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Mitchelldale Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, Mitchelldale LLC may be potentially liable for costs and damages related to environmental matters.  Mitchelldale LLC has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Mitchelldale Property’s results of operations.

6.  SUBSEQUENT EVENTS

Subsequent to December 31, 2013 and through August 29, 2014, management did not identify any subsequent events requiring additional disclosure other than as disclosed in these notes to the statements of revenues over certain operating expenses.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma information should be read in conjunction with the balance sheet of the Company as of December 31, 2013 and March 31, 2014, and the related statements of operations, equity, and cash flows for the year ended December 31, 2013 and for the three months ended March 31, 2014 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 31, 2014 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the SEC on May 15, 2014.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 have been prepared to give effect to the acquisition of the Michelldale Property, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2013.  In the opinion of management, no other pro forma adjustments are required.

These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Michelldale Property occurred on January 1, 2013.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Mitchelldale Business Park LLC (b)	Adjustments		Pro Forma Total
Revenues
Rental revenues	$ 6,064,190	$ 1,957,670	$ -		$ 8,021,860
Tenant reimbursements and other revenues	1,249,386	879,902	-		2,129,288
Total revenues	7,313,576	2,837,572	-		10,151,148

Expenses
Property operating expenses	1,880,124	396,529	-		2,276,653
Asset management and acquisition fees	526,529	-	143,814	(c)	670,343
Organization and offering costs	543,943	-	-		543,943
Real estate taxes and insurance	1,305,578	590,713	-		1,896,291
Depreciation and amortization	3,745,700	-	1,919,130	(d)	5,664,830
General and administrative	696,435	177,789	-		874,224
Interest expense	766,781	-	586,623	(e)	1,353,404
Total expenses	9,465,090	1,165,031	2,649,567		13,279,688

(Loss) income from continuing operations	$ (2,151,514)	$ 1,672,541	$ (2,649,567)		$ (3,128,540)

Income from discontinued operations	166,641	-	-		166,641

Net (loss) income	(1,984,873)	1,672,541	(2,649,567)		(2,961,899)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.40)				$ (0.60)
Weighted average number of common shares outstanding, basic and diluted	4,927,708				4,927,708

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the year ended December 31, 2013 is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

(b)

Represents items of revenue and certain operating expenses for the Mitchelldale Property for the year ended December 31, 2013.

(c)

Pro forma asset management fees payable to Hartman Advisors LLC at the rate of 0.75% per annum multiplied by the $19,175,000 acquisition cost.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

Pro forma interest expense assumes the $12,725,000 acquisition indebtedness incurred in connection with the Mitchelldale Property purchase was effective January 1, 2013 with an annual interest only rate of 4.61% per annual.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Mitchelldale Business Park LLC (b)	Adjustments		Pro Forma Total
Revenues
Rental revenues	$ 1,784,161	$ 488,119	$ -		$ 2,272,280
Tenant reimbursements and other revenues	269,418	229,109	-		498,527
Total revenues	2,053,579	717,228	-		2,770,807

Expenses
Property operating expenses	552,665	102,402	-		655,067
Asset management and acquisition fees	450,778	-	35,953	(c)	486,731
Organization and offering costs	60,758	-	-		60,758
Real estate taxes and insurance	376,055	144,168	-		520,223
Depreciation and amortization	1,110,587	-	479,782	(d)	1,590,369
General and administrative	121,415	42,297	-		163,712
Interest expense	123,652	-	146,656	(e)	270,308
Total expenses	2,795,910	288,867	662,391		3,747,168

(Loss) income from continuing operations	$ (742,331)	$ 428,361	$ (662,391)		$ (976,361)

Income from discontinued operations	-	-	-		-

Net (loss) income	(742,331)	428,361	(662,391)		(976,361)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.11)				$ (0.15)
Weighted average number of common shares outstanding, basic and diluted	6,497,474				6,497,474

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the three months ended March 31, 2014 is derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

(b)

Represents items of revenue and certain operating expenses for the Mitchelldale Property for the three months ended March 31, 2014.

(c)

Pro forma asset management fees payable to Hartman Advisors LLC at the rate of 0.75% per annum multiplied by the $19,175,000 acquisition cost.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

Pro forma interest expense assumes the $12,725,000 acquisition indebtedness incurred in connection with the Mitchelldale Property purchase was effective January 1, 2013 with an annual interest only rate of 4.61% per annual.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: August 29, 2014

By:  /s/ Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer